SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax-Free High Yield Fund -- Class A Shares
Fiscal period ending: July 31, 1997
Inception date (if less than 10 years of performance): 9/20/93


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years

P   =  Initial Investment        $1,000    $1,000      $1,000

ERV =  Ending Redeemable Value   $1,047.49 $1,316.08    $2,008.06

T   =  Average Annual
       Total Return              4.75%     5.65%       7.22%

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $3,287,560

Expenses                         $399,466

Reimbursement                    $0

Average shares                   42,596,593

NAV                              $14.56

Sales Charge                     4.75%

POP                              $15.29

Yield at POP                     5.38%
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TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 5.38%               5.38%
 ------      =       ------              =        8.91%
1-39.6%              .604%
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      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax-Free High Yield Fund -- Class B Shares
Fiscal period ending: July 31, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,042.55   $1,327.24 $2,055.94

T   =  Average Annual
       Total Return              4.26%       5.83%      7.47%

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $7,596,836

Expenses                         $1,681,684

Reimbursement                    $0

Average shares                   98,393,143

NAV                              $14.56

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     5.01%
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TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 5.01%               5.01%
 ------      =       ------              =        8.29%
1-39.6%              .604%
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      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax-Free High Yield Fund -- Class M Shares
Fiscal period ending: July 31, 1997
Inception date (if less than 10 years of performance): 12/29/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,060.91 $1,313.21    $2,004.28
T   =  Average Annual
       Total Return               6.09%    5.60%         7.20%

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $86,263

Expenses                         $14,453

Reimbursement                    $0

Average shares                   1,118,114

NAV                              $14.55

Sales Charge                     3.25%

POP                              $15.04

Yield at POP                     5.18%
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TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 5.18%               5.18%
 ------      =       ------              =          8.58%
1-39.6%              .604%
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